THE NORTHSTAR FUNDS
                  Prospectus Supplement dated December 1, 1998
                        to Prospectus dated March 1, 1998

The following information replaces the information contained in the section of the Funds' prospectus entitled "YOUR GUIDE TO BUYING, SELLING AND EXCHANGING SHARES OF NORTHSTAR FUNDS - FRONT-END SALES CHARGES" beginning on page 31:

Effective December 1, 1998, the program allowing an exemption from the front-end sales charge for purchases of Class A Shares of the Funds with proceeds from redemptions of unaffiliated investment companies (the "NAV Transfer Program") will be discontinued. Please delete all references to the NAV Transfer Program where they appear in the Funds' prospectuses. Of course, other exemptions from the sales charge may apply. See the section entitled "WAYS TO REDUCE OR ELIMINATE SALES CHARGES."
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              THIS SUPPLEMENT SUPERSEDES ALL PRECEDING SUPPLEMENTS.